CORNERSTONE TOTAL RETURN FUND, INC.
                               305 Madison Avenue
                               New York, NY 10165

                       ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 14, 2009

                      ------------------------------------


         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 14, 2009: THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT WWW.PROXYVOTE.COM.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Cornerstone Total Return Fund, Inc., a New York corporation (the "Fund"), will be held at 11:00 a.m., eastern time, on October 14, 2009 at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, for the following purposes:

         1. To approve the election of six directors to hold office until the year 2010 Annual Meeting of Stockholders (Proposal No. 1); and

         2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on August 14, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Meeting or any adjournment thereof. The stock transfer books will not be closed.

         Copies of the Fund's most recent report may be ordered free of charge by any stockholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 305 Madison Avenue, New York, NY 10165, or by calling collect (513) 326-3597.



                                        By Order of the Board of Directors


                                        Gary A. Bentz
                                        Secretary



Dated: August 31, 2009

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

CORPORATE ACCOUNTS                          VALID SIGNATURE
------------------                          ---------------
(1) ABC Corp.                               ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.                               John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer                 John Doe
(4) ABC Corp. Profit Sharing Plan           John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust                               Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78    Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA           John B. Smith
(2) John B. Smith                           John B. Smith, Jr., Executor

                       CORNERSTONE TOTAL RETURN FUND, INC.
                               305 Madison Avenue
                               New York, NY 10165

                       -----------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                         to be held on October 14, 2009

                      -----------------------------------


GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Total Return Fund, Inc., a New York corporation (the "Fund") for use at the Annual Meeting of Stockholders for the year 2009 (the "Meeting") to be held at 11:00 a.m., eastern time, on October 14, 2009 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders of the Fund ("Stockholder(s)") on or about August 31, 2009.

         Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Attendance by a Stockholder at the Meeting does not, in itself, revoke a proxy. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Ralph W. Bradshaw, Thomas H. Lenagh, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, and Glenn W. Wilcox, Sr. as nominees for Director.

         In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

         At least 51% of the Fund's Stockholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

         The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone or personal interviews conducted by officers of the Fund or Ultimus Fund Solutions, LLC, the administrator to the Fund (the "Administrator").

         Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on August 14, 2009 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on August 14, 2009 was 2,813,692. The Fund is a diversified closed-end management investment company.

         Copies of the Fund's most recent report may be ordered free of charge to any Stockholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 305 Madison Avenue, New York, NY 10165, or by telephone (513) 326-3597. This report is not to be regarded as proxy-soliciting material.

         This Proxy Statement is first being mailed to Stockholders on or about August 31, 2009.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Board of Directors currently consists of six members. All of the members were approved by the Stockholders at the Year 2008 Annual Meeting.

         At the Meeting, Stockholders will be asked to vote for the election of Messrs. Ralph W. Bradshaw, Thomas H. Lenagh, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, and Glenn W. Wilcox, Sr., as directors to serve until the year 2010 Annual Meeting of Stockholders or thereafter until each of their successors are duly elected and qualified. Each Nominee was considered and recommended by the Fund's Nominating and Corporate Governance Committee.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Ralph W. Bradshaw, Thomas H. Lenagh, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, and Glenn W. Wilcox, Sr. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

         The following table sets forth the names, addresses, birth dates and principal occupations of each of the nominees for election as Directors:


                                    NOMINEES
                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                          IN FUND       DIRECTORSHIPS HELD
NAME AND                  POSITION(S)    TERM OF                                          COMPLEX       BY NOMINEE FOR
ADDRESS(1)                WITH           OFFICE     PRINCIPAL OCCUPATION OVER             OVERSEEN      DIRECTOR OUTSIDE OF
(BIRTH DATE)              FUND           SINCE      PAST 5 YEARS                          BY DIRECTOR   FUND COMPLEX*
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED NOMINEES

Thomas H. Lenagh          Director;      2002       Independent Financial Advisor;        3             Director of Adams
(Nov. 1924)               Audit,                    Director of Photonics Products Group;               Express Company,
                          Nominating                Director/Trustee of Cornerstone                     Petroleum and Resources
                          and Corporate             Strategic Value Fund, Inc. and                      Corporation, and
                          Governance                Cornerstone Progressive Return Fund                 PPGI Industries
                          Committee
                          Member

Edwin Meese III           Director;      2001       Distinguished Fellow, The Heritage    3
(Dec. 1931)               Audit,                    Foundation Washington D.C.;
                          Nominating                Distinguished Visiting Fellow at the
                          and Corporate             Hoover Institution, Stanford
                          Governance                University; Senior Adviser,
                          Committee                 Revelation L.P.; Director/Trustee of
                          Member                    Cornerstone Strategic Value Fund, Inc.
                                                    and Cornerstone Progressive Return Fund

Scott B. Rogers           Director;      2001       Chairman, Board of Health Partners,   3             Chairman and Director,
(July 1955)               Audit,                    Inc.; Chief Executive Officer,                      Recycling Unlimited;
                          Nominating                Asheville Buncombe Community                        Director of A-B
                          and Corporate             Christian Ministry; and President,                  Vision Board,
                          Governance                ABCCM Doctor's Medical Clinic;                      Interdenominational
                          Committee                 Appointee, NC Governor's Commission on              Ministerial Faith
                          Member                    Welfare to Work; Director/Trustee of                Alliance
                                                    Cornerstone Strategic Value Fund, Inc.              Partnerships, Inc.
                                                    and Cornerstone Progressive Return Fund


                                       2

                                                    NOMINEES (CONTINUED)
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                         IN FUND        DIRECTORSHIPS HELD
NAME AND                  POSITION(S)    TERM OF                                         COMPLEX        BY NOMINEE FOR
ADDRESS(1)                WITH           OFFICE     PRINCIPAL OCCUPATION OVER            OVERSEEN       DIRECTOR OUTSIDE OF
(BIRTH DATE)              FUND           SINCE      PAST 5 YEARS                         BY DIRECTOR    FUND COMPLEX*
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED NOMINEES (continued)

Andrew A. Strauss         Director;      2001       Attorney and senior member of        3              Director of Deerfield
(Nov. 1953)               Chairman of               Strauss & Associates,                               Episcopal Retirement
                          Nominating                P.A., Attorneys, Asheville and                      Community
                          and Corporate             Hendersonville, NC; previous
                          Governance                President of White Knight
                          Committee and             Healthcare, Inc. and LMV
                          Audit Committee           Leasing, Inc., a wholly owned
                          Member                    subsidiary of Xerox Credit Corporation;
                                                    Director/Trustee of Cornerstone Strategic
                                                    Value Fund, Inc. and Cornerstone
                                                    Progressive Return Fund

Glenn W. Wilcox, Sr.      Director;      2001       Chairman of the Board of Tower       3              Director of Wachovia/
(Dec. 1931)               Chairman of               Associates, Inc.; Chairman of                       Wells Fargo WNC
                          Audit Committee           the Board and Chief Executive                       Regional Advisory Board;
                          and Nominating            Officer of Wilcox Travel Agency,                    Director of Champion
                          and Corporate             Inc.; Director/Trustee of                           Industries, Inc.
                          Governance                Cornerstone Strategic Value
                          Committee Member          Fund, Inc. and Cornerstone
                                                    Progressive Return Fund

INTERESTED NOMINEE

Ralph W. Bradshaw         Chairman       2001       President, Cornerstone Advisors,     3
(Dec. 1950)**             of the Board              Inc.; Financial Consultant; President
                          of Directors              and Director/Trustee of Cornerstone
                          and                       Strategic Value Fund, Inc. and
                          President                 Cornerstone Progressive Return Fund

----------------
   (1)  The mailing address of each Nominee/Director with respect to Fund operations is 305 Madison Avenue, New York, NY 10165.
   *    As of December 31, 2008, the Fund Complex is comprised of the Fund,
        Cornerstone Strategic Value Fund, Inc., and Cornerstone Progressive
        Return Fund, all of which are managed by Cornerstone Advisors, Inc. Each of the above Nominees oversee all of the Funds in the Fund Complex.
   **   Mr. Bradshaw is an "interested person" as defined in the Investment
        Company Act of 1940 because of his affiliation with Cornerstone
        Advisors, Inc.



                                       3

The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2008. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.


                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                      DOLLAR RANGE OF EQUITY SECURITIES          IN ALL FUNDS OVERSEEN BY
NAME                                  IN THE FUND                                DIRECTORS IN FUND COMPLEX
------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

Thomas H. Lenagh                      0                                          $1-$10,000
Edwin Meese III                       0                                          0
Scott B. Rogers                       0                                          $50,001-$100,000
Andrew A. Strauss                     $1-$10,000                                 $1-$10,000
Glenn W. Wilcox Sr.                   $1-$10,000                                 $10,001-$50,000

INTERESTED DIRECTOR

Ralph W. Bradshaw                     $10,001-$50,000                            $50,001-$100,000

                               EXECUTIVE OFFICERS

In addition to Mr. Bradshaw, the current officers of the Fund are:

NAME AND
ADDRESS (1)                            TERM OF
(BIRTH DATE)POSITION WITH FUND         OFFICE SINCE       PRINCIPAL OCCUPATION OVER PAST 5 YEARS
------------------------------------------------------------------------------------------------------
William A. Clark  Vice President       2004            Director and Stockholder of Cornerstone
(Oct. 1945)                                            Advisors, Inc.; Vice President and former
                                                       Director/Trustee of Cornerstone Strategic
                                                       Value Fund, Inc. and Cornerstone Progressive
                                                       Return Fund; Financial Consultant; former
                                                       Director of Investors First Fund, Inc.

Gary A. Bentz     Chief Compliance     2004, 2008,     Chairman and Chief Financial Officer
(June 1956)       Officer; Secretary;  2009            of Cornerstone Advisors, Inc.; previous
                  Assistant Treasurer                  Director, Vice President and Treasurer of the
                                                       Fund and Cornerstone Strategic Value Fund, Inc.;
                                                       Financial Consultant, C.P.A.; Chief Compliance
                                                       Officer, Secretary, and Assistant Treasurer of
                                                       Cornerstone Strategic Value Fund, Inc. and
                                                       Cornerstone Progressive Return Fund

Frank J. Maresca  Treasurer            2009            Executive Vice President of Ultimus Fund Solutions, LLC
(October 1958)                                         (since March 2009) previous Executive Director, JP
                                                       Morgan Chase & Co. (since June 2008); Previous
                                                       President of Bear Stearns Funds Management, Inc.;
                                                       Previous Senior Managing Director of Bear,
                                                       Stearns & Co. Inc.; Treasurer of Cornerstone
                                                       Strategic Value Fund, Inc. and Cornerstone
                                                       Progressive Return Fund (since May 2009)

------------
(1)         The officers' address is the same as the Fund's.

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior calendar year. The following table provides information concerning the compensation paid during the year ended December 31, 2008, to each Director of the Fund in their capacities solely as a Director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.


                         DIRECTOR     AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM FUND AND
NAME OF DIRECTOR         SINCE        FROM FUND                  FUND COMPLEX* PAID TO DIRECTOR
--------------------------------------------------------------------------------------------------
Glenn W. Wilcox, Sr.     2001         $11,000                    $47,000.00
Andrew A. Strauss        2001         $11,000                    $47,000.00
Edwin Meese III          2001         $10,500                    $46,000.00
Scott B. Rogers          2001         $11,000                    $47,000.00
Thomas H. Lenagh         2002         $11,000                    $47,000.00
Ralph W. Bradshaw        2001         0                          0

-----------------
   *    For compensation purposes, Fund Complex refers to the Fund, Cornerstone
        Strategic Value Fund, Inc., and Cornerstone Progressive Return Fund, all
        of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2008.


         DIRECTOR TRANSACTIONS WITH FUND AFFILIATES. As of December 31, 2008, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisers, Inc., or an affiliate of Cornerstone Advisors, Inc. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof was a party.

         Each Director attended at least seventy-five (75%) percent or more of the eight (8) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.

THE AUDIT COMMITTEE

         The Fund has a standing Audit Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Lenagh, Meese, Rogers and Strauss, all of whom are directors who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm. The Audit Committee convened four (4) times during the 2008 calendar year.

         The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

         The Fund has a standing Nominating and Corporate Governance Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Lenagh, Meese, Rogers and Strauss, all of whom are directors who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. In addition to its responsibility to oversee the corporate governance of the Fund, the Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

         The Committee will consider all nominees recommended by Stockholders of the Fund, so long as Stockholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund's By-laws. The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the Committee assesses all director nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee's: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. The Committee will ultimately recommend nominees that it believes will enhance the Board's ability to oversee, in an effective manner, the affairs and business of the Fund. The Committee will consider and evaluate Stockholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates. Currently, the By-laws provide that the deadline for submitting a Stockholder proposal for inclusion in the Fund's proxy statement and proxy for the Fund's 2010 annual meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is June 2, 2010. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund no later than the close of business on August 16, 2010 nor earlier than the close of business on July 16, 2010. Stockholders are also advised to review the Fund's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

         During the calendar year ended December 31, 2008, the Nominating Committee met and discussed the nomination of all directors for the 2008 Annual Meeting of Stockholders. In 2009, the Committee met and discussed the nomination of all of the Directors of the Fund for the 2009 Annual Meeting of Stockholders. Each Nominee was recommended by the Committee.

REQUIRED VOTE

         Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. RALPH W. BRADSHAW, THOMAS H. LENAGH, EDWIN MEESE III, SCOTT
B. ROGERS, ANDREW A. STRAUSS, AND GLENN W. WILCOX, SR. AS DIRECTORS OF THE FUND.


                             AUDIT COMMITTEE REPORT

         In 2009, the Audit Committee met with the Fund's Administrator at that time, Bear Stearns Funds Management Inc., and the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, to discuss and review the Fund's audited financial statements for the calendar year ended December 31, 2008. The Fund's independent registered public accounting firm represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

         The Fund's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

         Based upon the Audit Committee's discussion with the Fund's Administrator and the independent registered public accounting firm and the Audit Committee's review of the representations and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the calendar year ended December 31, 2008 filed with the Securities and Exchange Commission ("SEC").

         This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

         The Audit Committee of the Board of Directors has selected Tait, Weller & Baker LLP to be employed as the Fund's independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.

                                                  Respectfully submitted,

                                                  Glenn W. Wilcox, Sr.
                                                  Andrew A. Strauss
                                                  Scott B. Rogers
                                                  Edwin Meese III
                                                  Thomas H. Lenagh


         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Fund's independent registered public accounting firm for the calendar year ended December 31, 2008, was the firm of Tait, Weller & Baker LLP. The Audit Committee has selected Tait, Weller & Baker LLP to be the Fund's registered public accounting firm for the calendar year ending December 31, 2009.

         A representative of Tait, Weller & Baker LLP is not expected to be present at the Annual Meeting of Stockholders but may be available by telephone to respond to appropriate questions from Stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker LLP as of or for the year ended December 31, 2008 and 2007 were:

         SERVICE                              2008               2007
--------------------------------------------------------------------------------
         Audit Fees                         $14,100            $13,600
         Audit-Related Fees                       0                  0
         Tax Fees (1)                         3,000              2,700
         All Other Fees                           0                  0
                                            -------            -------
         Total                              $17,100            $16,300
                                            =======            =======
--------
   (1) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

         All of the services performed by the Fund's independent registered public accounting firm, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. "Audit Fees" for the years ended December 31, 2008 and 2007, were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. "Tax Fees" for the years ended December 31, 2008 and 2007, were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual. "All Other Fees" includes fees incurred related to mergers, accounting research and other special projects.

         The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker LLP are compatible with maintaining Tait, Weller & Baker LLP's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fnd's independent registered public accounting firm to audit the Fund's financial statements for the calendar year ended December 31, 2008, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm's full time, permanent employees. Tait, Weller & Baker LLP did not perform any services on behalf of Cornerstone Advisors, Inc.

    INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

         Cornerstone Advisors, Inc. has acted as the Fund's Investment Adviser ("Investment Adviser") since January 2, 2002, and has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801. Cornerstone Advisors, Inc. was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the Investment Adviser to two other closed-end funds, Cornerstone Strategic Value Fund, Inc. and Cornerstone Progressive Return Fund. Messrs. Bradshaw, Bentz and Clark are the only stockholders of the Investment Adviser.

         Mr. Bradshaw, an owner of Cornerstone Advisors, Inc., is President and Chairman of the Board of Directors of the Fund. Mr. Bentz, formerly the Vice President, Treasurer and a Director of the Fund and currently Chief Compliance Officer, Secretary, and Assistant Treasurer of the Fund, and Mr. Clark, formerly a Director and currently Vice President of the Fund, are also owners of Cornerstone Advisors, Inc. The address of Messrs. Bradshaw, Bentz, and Clark is One West Pack Square, Suite 1650, Asheville, North Carolina 28801.

THE ADMINISTRATOR

         Ultimus Fund Solutions, LLC, whose address is 305 Madison Avenue, New York, New York 10165, currently acts as the Administrator of the Fund.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's Common Stock, and the Fund's Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund's directors and officers, the Fund's Investment Adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2008.


                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

         The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund at the close of business on August 14, 2009:

NAME AND ADDRESS OF                    SHARES OF COMMON STOCK
BENEFICIAL OWNER                       BENEFICIALLY OWNED
--------------------------------------------------------------------------------
None

         Additionally, on August 14, 2009, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 2,615,033 shares of the Fund, equal to approximately 92.9% of the outstanding shares of the Fund. All the directors and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

         The Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the SEC, under the Exchange Act and the Investment Company Act, to which reference is hereby made.

         The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20594, at prescribed rates.

OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.


                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by Stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2010, must be received by the Fund addressed to Cornerstone Total Return Fund, Inc., c/o Ultimus Fund Solutions, LLC, 305 Madison Avenue, New York, NY 10165,in advance of the meeting as set forth in this document.

                                       CORNERSTONE TOTAL RETURN FUND, INC.


                                       Gary A. Bentz, Secretary Dated:
August 31, 2009

                       CORNERSTONE TOTAL RETURN FUND, INC.
                PROXY CARD FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 14, 2009

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Cornerstone Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. William A. Clark, Andrew A. Strauss, and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, on October 14, 2009 at 11:00 a.m., Eastern Time, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

     The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions with respect to (1) approval of the proposed reverse stock split and the amendment to the Certificate of Incorporation; and (2) the consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no such direction is made, the said proxies will vote FOR Proposal 1, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders, in the interest of the Fund.

(Continued and to be dated and signed on reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF
                       CORNERSTONE TOTAL RETURN FUND, INC.
                                OCTOBER 14, 2009

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE ELECTION OF DIRECTORS) AND "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

     1.   To approve the election of six (6) Directors:
                                                NOMINEES:
          / /  FOR ALL NOMINEES           / /   Ralph W. Bradshaw
                                          / /   Thomas H. Lenagh
               WITHHOLD AUTHORITY         / /   Edwin Meese II
          / /  FOR ALL NOMINEES           / /   Scott B. Rogers
                                          / /   Andrew A. Strauss
          / /  FOR ALL EXCEPT             / /   Glenn W. Wilcox, Sr.
               (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o

     2. In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before the said Meeting or any adjournment thereof.

          FOR    AGAINST   ABSTAIN
          / /      / /      / /

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders, whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that      [ ]
changes to the registred name(s) on the account may not be submitted via this method.



SIGNATURE OF STOCKHOLDER_______________________ DATE___________________

SIGNATURE OF STOCKHOLDER_______________________ DATE___________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.